Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust NASDAQ GLOBAL AUTO INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE SUMMARY PROSPECTUS, PROSPECTUS
and Statement of Additional Information

NOVEMBER 2, 2021

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, First Trust NASDAQ Global Auto Index Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Electric & Future Vehicle Ecosystem Index (the “New Index”). The Fund expects to begin tracking the New Index prior to the end of January 2022. Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index. The New Index will be composed of approximately 116 securities issued by companies that are materially engaged in the development and sales of electric and autonomous vehicle technologies. Included in the New Index are companies engaged in the manufacture of electric and autonomous vehicle manufacturing as well as the production of products, technologies and materials that enable the development of electric and autonomous vehicles.

Additionally, at the time of the Fund’s change to the New Index, the Fund’s name is expected to change to First Trust S-Network Electric & Future Vehicle Ecosystem ETF. The Fund’s shares will continue to be listed for trading on The Nasdaq Stock Market LLC and S-Network Global Indexes Inc. will serve as the Fund’s index provider.

Please Keep this Supplement for Future Reference